Exhibit 10.25

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT NO. 1

TO

COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 1 (this “Amendment”), to the Collaboration and License Agreement (the “Agreement”) dated April 5, 2016, by and between Janssen Biotech, Inc., a Pennsylvania corporation (“Company”), and TESARO, Inc., a Delaware corporation (“TESARO”), is entered into as of October 10, 2016 (the “Amendment Effective Date”). Company and TESARO are sometimes referred to herein individually as a “Party” and together as the “Parties.” Capitalized terms used in this Amendment without definition have the meanings given those terms in the Agreement.

WHEREAS, Company is currently conducting the run-in phase (as defined in the Development Plan) of the [***] in accordance with the Agreement;

WHEREAS, the Parties desire to amend the Agreement to clarify the definition of “[***]” as currently set forth in Section 8.2(a) of the Agreement, and

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, Company and TESARO hereby agree as follows:

1.        Amendments to the Agreement.    Company and TESARO agree that, as of the Amendment Effective Date, Section 8.2(a) is hereby deleted and replaced with the following:

(a)

Development Milestones.    The following payments (each, a “Development Milestone Payment”) shall be made on a one-time basis with respect to the first Product to achieve the corresponding milestone event (each, a “Development Milestone”):

Development Milestone	Development Milestone Payment (USD)
1. [***]	$[***]
2. [***]	$[***]
3. [***]	$[***]
4. [***]	$[***]

*  [***].  Additionally, each Development Milestone Payment may be earned upon the achievement of an alternative Development Milestone in accordance with Section 4.3(b).

2.        Counterparts.  This Amendment will be binding when any one or more counterparts of it, individually or taken together, bear the signatures of each of the Parties hereto. This Amendment No. 1 may be executed in any number of counterparts, each of which is deemed to be an original as against either party whose signature appears thereon, but all of which taken together constitute one and the same instrument. A facsimile or a portable document format (PDF) copy of this Amendment No. 1, including the signature pages, will be deemed to be an original.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 as of the Amendment Effective Date.

Janssen Biotech, Inc.		TESARO, Inc.

By:	/s/ Victoria Vakiener	By:	Leon O. Moulder, Jr.

Name:	Victoria Vakiener	Name:	Leon O. Moulder, Jr.

Title:	VP Oncology Marketing	Title:	CEO

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.